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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                            ANY AND ALL OUTSTANDING
                10 7/8% SENIOR SUBORDINATED NOTES DUE 2007 AND
              12 1/4% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2007
                                      OF
                       TCI SATELLITE ENTERTAINMENT INC.

  This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's (as defined below) 10 7/8% Senior Subordinated Notes due 2007 and 12 1/4% Senior Subordinated Discount Notes due 2007 (collectively, the "Old Securities") are not immediately available, (ii) Old Securities, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to 5:00 p.m. New York City time, on the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Old Securities pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Old Securities (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M. New York City time, on the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                             THE BANK OF NEW YORK

     By Registered or       Facsimile Transmissions:     By Hand Or Overnight
     Certified Mail:      (Eligible Institutions Only)         Delivery:

   The Bank of New York                                 The Bank of New York
  101 Barclay Street, 7E        (212) 571-3080           101 Barclay Street
 New York, New York 10286                              Corporate Trust Services
   Attn: Reorganization      Confirm By Telephone:             Window
         Section                (212) 815-6333              Ground Level
      Arwen Gibbons                                   New York, New York 10286
                             For Information Call:      Attn: Reorganization
                                (212) 815-6333                Section,
                                                           Arwen Gibbons



  Delivery of this Notice Of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

  THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

  The undersigned hereby tenders to TCI Satellite Entertainment, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the
conditions set forth in the Prospectus dated      1997 (as the same may be
amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer."

Aggregate Principal Amount              Name(s) of Registered Holder(s): _____

Amount Tendered: $____________________  ______________________________________

Certificate No(s)
if available): _______________________

: ____________________________________
(Total Principal Amount Represented
by Old Securities Certificate(s))

$ ____________________________________

If Old Securities will be tendered by book-entry transfer, provide the following information:

DTC Account Number: __________________

Date: ________________________________
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*  Must be in denominations of $1,000 principal amount and any integral multiple thereof.

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  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs personal representatives, successors and assigns of the undersigned.

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                               PLEASE SIGN HERE
X _________________________________        _________________
X _________________________________        _________________
 Signature(s) of Owner(s)                  Date
 or Authorized Signatory

Area Code and Telephone Number:________________________________________________

  Must be signed by the holder(s) of the Old Securities as their name(s) appear(s) on certificates for Old Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     Please print name(s) and address(es)

Name(s):     ______________________________________________________________
             ______________________________________________________________
             ______________________________________________________________
Capacity:    ______________________________________________________________
Address(es): ______________________________________________________________
             ______________________________________________________________
             ______________________________________________________________


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              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms as defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Securities to the Exchange Agent's account at The Depositary Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within five business days after the date of execution of this Notice of Guaranteed Delivery.

  The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Securities tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

-------------------------------------    -------------------------------------
            Name of Firm                         Authorized Signature


-------------------------------------    -------------------------------------
               Address                                   Title


-------------------------------------    -------------------------------------
              Zip Code                          (Please Type or Print)


Area Code and Telephone No. _________    Dated: ______________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD SECURITIES WITH THIS FORM. CERTIFICATES FOR OLD SECURITIES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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